DEAN WITTER BALANCED GROWTH FUND
Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS January 31, 1998

DEAR SHAREHOLDER:

During the twelve-month period ended January 31, 1998, the U.S. economy exhibited healthy growth with declining inflation. Periodically during the second half of the year, the Federal Reserve Board expressed concern over the probable rise of inflationary pressures, due to the combined strength of the economy and strong employment growth. However, the much-heralded rise in inflation did not materialize and the Federal Reserve Board left interest rates unchanged.

A STRONG YEAR FOR THE EQUITY MARKETS

Overall, the stock market was very generous to investors in 1997. However, in August the Dow Jones industrials appeared to have peaked, at 8,340. Bellwether multinational corporations such as Coca-Cola began to lead earnings estimates downward for the first time in many years, on the basis of slower growth and the impact of currency turmoil in Asia. The Nasdaq Composite and Mid-Cap indexes peaked in early October, while the Standard & Poor's 500 Composite Stock Price Index (S&P 500) topped out in early December as uncertainty grew regarding earnings outlooks. Despite a flat to down fourth quarter for the various indexes, the stock market increased by more than 20 percent for three years in a row, for the first time ever. As year-end approached, historically defensive sectors such as consumer goods and utilities outperformed the overall market while cyclical stocks lagged.

As the summer came to a close, the situation in Asia induced an investor "flight to quality." As a result, demand for U.S. Treasury securities and the U.S. dollar increased. With many Southeast Asian economies in turmoil, 1998 may see the United States inherit the deflationary (declining price) aspect of those markets. This would be likely to benefit the disinflationary (slowing in the rate of price increases) trend here.

INTEREST RATES DECLINE

Real interest rates (market interest rates less inflation) in the United States remain above their historical norms. A realization of this situation by

DEAN WITTER BALANCED GROWTH FUND
LETTER TO THE SHAREHOLDERS January 31, 1998, continued

investors, combined with the probability of a surplus in the U.S. budget (leading to a reduction in the issuance of U.S. Treasury securities in 1998), could cause interest rates to continue to decline in the months to come. Mortgages posted very solid returns and outperformed other fixed-income sectors, such as Treasuries and corporates, on a similar-duration basis. Despite a 50-basis-point rally in the 30-year Treasury bond and 50 basis points of flattening in Treasury issues' yield curve in the fourth quarter, spreads ended tighter in comparison to the prior year. For the first three quarters of 1997, spread movements in the mortgage market were driven primarily by a decline in volatility and a benign view regarding prepayment risk. However, the fourth-quarter Treasury rally increased the concerns of prepayment risk.

PERFORMANCE

For the fiscal year ended January 31, 1998, Dean Witter Balanced Growth
Fund's Class C shares posted a total return of 19.82 percent. During the same period, the S&P 500 Index produced a total return of 26.84 percent, while the Lehman Brothers Government/Corporate Bond Index (Lehman Index) and the Lipper Balanced Funds Index (Lipper Index) returned 11.17 percent and 17.30 percent, respectively. Since there inception on July 28, 1997, through January 31, 1998, the Fund's Class A, B and D shares had total returns of 4.77 percent, 4.38 percent and 4.88 percent, respectively. Performance of the Fund's four share classes varies because of differing charges and expenses.

The accompanying chart illustrates the performance of a $10,000 investment in the Fund's Class C shares from inception through the fiscal year ended January 31, 1998, versus the performance of similar hypothetical investments in the S&P 500, the Lehman Index and the Lipper Index.

PORTFOLIO

At the end of the fiscal year, the Fund's net assets exceeded $183.1 million, with allocation targets of 65 percent in equities and 35 percent in fixed-income securities. During the year, one new common stock position, Unicom Corp., was initiated in the equity component, while the Fund's position in Pacific Gas & Electric Corp. was sold. During the fiscal year, additional positions in mortgages, Treasuries, agencies and zero-coupon securities were added. At fiscal year-end, approximately 77 percent of the fixed-income component was invested in mortgage-backed securities, 15 percent in U.S. agency obligations, 7 percent in U.S. Treasuries and 1 percent in money market instruments.

DEAN WITTER BALANCED GROWTH FUND
LETTER TO THE SHAREHOLDERS January 31, 1998, continued

LOOKING AHEAD

Going forward, moderate economic activity combined with low inflation should provide a favorable environment for the Fund.

We appreciate your support of Dean Witter Balanced Growth Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER BALANCED GROWTH FUND
FUND PERFORMANCE January 31, 1998




[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
THE PURPOSE OF EDGAR FILING.]




                      GROWTH OF $10,000--CLASS C SHARES
                               ($ IN THOUSANDS)

Date                 Fund  Total    S&P 500(4)   Lehman IX(5)    Lipper IX(6)
-------------------------------------------------------------------------------
March 28, 1995        $10,000        $10,000       $10,000         $10,000
-------------------------------------------------------------------------------
January 31, 1996      $12,213        $12,912       $11,429         $11,990
-------------------------------------------------------------------------------
January 31, 1997      $13,854        $16,312       $11,702         $13,717
-------------------------------------------------------------------------------
January 31, 1998      $16,600(3)     $20,691       $13,009         $16,090
-------------------------------------------------------------------------------

                         Average Annual Total Returns


                          1 Year          Life of Fund
                      ------------------------------------
                         19.82(1)           19.48(1)
                      ------------------------------------
                         18.82(2)           19.48(2)
                      ------------------------------------

Past performance is not predictive of future returns. Performance for Class A, Class B, and Class D shares will vary from the performance of Class C shares shown above due to differences in charges and expenses.

                        AVERAGE ANNUAL TOTAL RETURNS##
-----------------------------------------------------------------------------

                  CLASS C SHARES*
--------------------------------------------------
PERIOD ENDED 1/31/98
------------------------
1 year                       19.82%(1)    18.82 %(2)
From Inception (3/28/95)     19.48%(1)    19.48 %(2)


                  CLASS B SHARES+
---------------------------------------------------
PERIOD ENDED 1/31/98
------------------------
FROM INCEPTION (7/28/97)      4.38%(1)    (0.61)%(2)


                 CLASS A SHARES**
--------------------------------------------------
PERIOD ENDED 1/31/98
------------------------
From Inception (7/28/97)     4.77%(1)    (0.73)%(2)


                CLASS D SHARES##
------------------------------------------------
PERIOD ENDED 1/31/98
------------------------
From Inception (7/28/97)     4.88%(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   Closing value assuming a complete redemption on January 31, 1998.
(4) The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. Treasury securities and corporate and yankee bonds with maturities of one to ten years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(6) The Lipper Balanced Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Balanced Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
* The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
**    The maximum front-end sales charge for Class A shares is 5.25%.
+ The maximum contingent deferred sales charge (CDSC) for Class B shares is 5%. The CDSC declines to 0% after six years.
++ For periods of less than one year, the Fund quotes its total return on a non-annualized basis.
##    Class D shares have no sales charge.

DEAN WITTER BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS January 31, 1998

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMON STOCKS (64.6%)
             Aerospace & Defense (2.5%)
    89,000   Raytheon Co. (Class B) ..........................................$  4,639,125
                                                                              ------------
             Aluminum (2.7%)
    65,000   Aluminum Co. of America .........................................   4,964,375
                                                                              ------------
             Automotive (5.1%)
    95,000   Ford Motor Co.  .................................................   4,845,000
    78,000   General Motors Corp.  ...........................................   4,519,125
                                                                              ------------
                                                                                 9,364,125
                                                                              ------------
             Banking (5.3%)
    86,000   Banc One Corp. ..................................................   4,805,250
    68,000   BankAmerica Corp.  ..............................................   4,832,250
                                                                              ------------
                                                                                 9,637,500
                                                                              ------------
             Beverages - Soft Drinks (2.7%)
   130,000   PepsiCo Inc.  ...................................................   4,688,125
    11,700   Tricon Global Restaurants, Inc.* ................................     318,825
                                                                              ------------
                                                                                 5,006,950
                                                                              ------------
             Chemicals (2.5%)
    81,500   Du Pont (E.I.) de Nemours & Co., Inc.  ..........................   4,614,938
                                                                              ------------
             Computer Equipment (2.5%)
    47,000   International Business Machines Corp.  ..........................   4,638,313
                                                                              ------------
             Conglomerates (2.7%)
   121,000   Tenneco, Inc. ...................................................   4,908,063
                                                                              ------------
             Drugs & Healthcare (2.6%)
    48,000   Bristol-Myers Squibb Co. ........................................   4,785,000
                                                                              ------------
             Electric - Major (2.7%)
    63,500   General Electric Co.  ...........................................   4,921,250
                                                                              ------------
             Foods (2.5%)
   145,000   ConAgra, Inc.  ..................................................   4,585,625
                                                                              ------------
             Machinery - Agricultural (2.6%)
    91,000   Deere & Co.  ....................................................   4,800,250
                                                                              ------------
             Natural Gas (2.5%)
   112,000   Enron Corp.  ....................................................   4,641,000
                                                                              ------------
             Oil - Domestic (2.5%)
    62,000   Atlantic Richfield Co.  .........................................   4,611,250
                                                                              ------------
             Paper & Forest Products (2.6%)
    96,000   Weyerhaeuser Co. ................................................   4,782,000
                                                                              ------------
             Railroads (2.7%)
    92,000   CSX Corp.  ......................................................   4,876,000
                                                                              ------------
             Retail (2.6%)
    66,500   Dayton-Hudson Corp. .............................................   4,783,843
                                                                              ------------
             Retail - Department Stores (2.5%)
    88,000   May Department Stores Co.  ......................................   4,625,500
                                                                              ------------
             Steel (2.6%)
   145,000   Timken Co. ......................................................$  4,676,250
                                                                              ------------
             Telecommunications (2.5%)
    77,000   Sprint Corp.  ...................................................   4,571,875
                                                                              ------------
             Tobacco (2.6%)
    77,500   Fortune Brands, Inc. ............................................   2,964,375
    77,500   Gallaher Group PLC (ADR)(United Kingdom) ........................   1,792,188
                                                                              ------------
                                                                                 4,756,563
                                                                              ------------
             Utilities - Electric (5.1%)
   119,000   GPU, Inc.  ......................................................   4,678,187
   148,400   Unicom Corp.  ...................................................   4,600,400
                                                                              ------------
                                                                                 9,278,587
                                                                              ------------
             TOTAL COMMON STOCKS
             (Identified Cost $94,606,263)  .................................. 118,468,382
                                                                              ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             U.S. GOVERNMENT & AGENCY
             OBLIGATIONS (7.7%)
             Federal Farm Credit Banks
   $1,000     5.92% due 12/29/04  ............................................  1,009,930
                                                                              -----------
             Federal Home Loan Banks
    3,000     0.00% due 07/02/12  ............................................  1,004,040
      500     5.53% due 01/15/03  ............................................    498,555
                                                                              -----------
                                                                                1,502,595
                                                                              -----------
             Federal National Mortgage Assoc.
    1,000     6.55% due 11/21/07 .............................................  1,013,220
      500     6.75% due 07/30/07 .............................................    511,040
                                                                              -----------
                                                                                1,524,260
                                                                              -----------

              Resolution Funding Corp.
              (Coupon Strips)
    2,500     0.00% due 04/15/04 ............................................. 1,769,525
    2,000     0.00% due 04/15/05 ............................................. 1,337,280
    1,000     0.00% due 01/15/06 .............................................   639,680
    3,000     0.00% due 01/15/08 ............................................. 1,703,040
                                                                              -----------
                                                                               5,449,525
                                                                              -----------
             U.S. Treasury Coupon Strip
    1,500     0.00% due 11/15/04 ............................................. 1,033,830
                                                                              -----------
             U.S. Treasury Strip
    3,000     0.00% due 11/15/06-02/15/07 .................................... 1,827,560
                                                                              -----------
             U.S. Treasury Notes
    1,300     5.75% due 10/31/02-11/30/02 .................................... 1,317,706
      430     6.25% due 01/31/02 .............................................   442,733
                                                                              -----------
                                                                               1,760,439
                                                                              -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS January 31, 1998, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Identified Cost $13,580,406) ................................... $14,108,139
                                                                              -------------
             U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
             SECURITIES (26.7%)
             Federal National Mortgage Assoc.
   $ 4,444    6.00% due 10/01/00-03/01/11 ....................................   4,383,808
     3,770    6.50% due 08/01/10-07/01/12 ....................................   3,796,164
    12,246    7.00% due 03/01/12-08/01/27 ....................................  12,450,058
     9,211    7.50% due 06/01/25-09/01/27 ....................................   9,470,426
       685    8.00% due 05/01/24-05/01/25 ....................................     710,881
                                                                              -------------
                                                                                30,811,337
                                                                              -------------
             Government National
             Mortgage Assoc.
     4,561    7.00% due 07/15/23-07/20/27 ....................................   4,625,156
     9,439    7.50% due 06/15/24-06/15/27 ....................................   9,719,561
     3,574    8.00% due 04/15/26-08/15/26 ....................................   3,712,374
                                                                              -------------
                                                                                18,057,091
                                                                              -------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
             (Identified Cost $47,658,420) ...................................  48,868,428
                                                                              -------------
             SHORT-TERM INVESTMENT (0.2%)
             REPURCHASE AGREEMENT
   $    303  The Bank of New York 5.375% due 02/02/98
             (dated 01/30/98; proceeds $303,533)(a)
             (Identified Cost $303,397) ...................................... $    303,397
                                                                              -------------

TOTAL INVESTMENTS
(Identified Cost $156,148,486)(b) .                                     99.2%   181,748,346
OTHER ASSETS IN EXCESS OF
LIABILITIES .......................                                      0.8      1,419,686
                                                                      -------- -------------
NET ASSETS.........................                                    100.0%  $183,168,032
                                                                      ======== =============

---------------
ADR  American Depository Receipt.

*    Non-income producing security.

(a) Collateralized by $300,844 U.S. Treasury Note 6.75% due 05/31/99 valued at $309,465.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $25,884,757 and the aggregate gross unrealized depreciation is $284,897, resulting in net unrealized appreciation of $25,599,860.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1998

ASSETS:
Investments in securities, at value
 (identified cost $156,148,486) .............    $181,748,346
Receivable for:
  Shares of beneficial interest sold  .......         703,285
  Investments sold ..........................         631,654
  Interest ..................................         335,983
  Dividends .................................         259,076
Deferred organizational expenses ............          73,149
Prepaid expenses and other assets ...........          54,772
                                               --------------
  TOTAL ASSETS ..............................     183,806,265
                                               --------------
LIABILITIES:
Payable for:
  Shares of beneficial interest repurchased           213,492
  Plan of distribution fee ..................         152,153
  Investments purchased .....................         117,930
  Investment management fee .................          91,428
Accrued expenses and other payables  ........          63,230
                                               --------------
  TOTAL LIABILITIES .........................         638,233
                                               --------------
  NET ASSETS ................................    $183,168,032
                                               ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital .............................    $153,809,976
Net unrealized appreciation .................      25,599,860
Accumulated undistributed net investment
 income .....................................         448,903
Accumulated undistributed net realized gain         3,309,293
                                               --------------
  NET ASSETS ................................    $183,168,032
                                               ==============
CLASS A SHARES:
Net Assets ..................................        $343,312
Shares Outstanding (unlimited authorized,
 $.01 par value) ............................          23,387
  NET ASSET VALUE PER SHARE .................          $14.68
                                               ==============
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset
   value) ...................................          $15.49
                                               ==============
CLASS B SHARES:
Net Assets ..................................     $71,899,749
Shares Outstanding (unlimited authorized,
 $.01 par value) ............................       4,902,395
  NET ASSET VALUE PER SHARE .................          $14.67
                                               ==============
CLASS C SHARES:
Net Assets ..................................    $110,908,619
Shares Outstanding (unlimited authorized,
 $.01 par value) ............................       7,564,609
  NET ASSET VALUE PER SHARE .................          $14.66
                                               ==============
CLASS D SHARES:
Net Assets ..................................         $16,352
Shares Outstanding (unlimited authorized,
 $.01 par value) ............................           1,114
  NET ASSET VALUE PER SHARE .................          $14.68
                                               ==============

STATEMENT OF OPERATIONS
For the year ended January 31, 1998*

NET INVESTMENT INCOME:
INCOME
Interest ....................................  $ 3,789,102
Dividends (net of $9,351 foreign withholding
 tax) .......................................    2,566,583
                                              ------------
  TOTAL INCOME ..............................    6,355,685
                                              ------------
EXPENSES
Plan of distribution fee (Class A shares)  ..          471
Plan of distribution fee (Class B shares)  ..      342,898
Plan of distribution fee (Class C shares)  ..    1,220,596
Investment management fee ...................      944,377
Transfer agent fees and expenses ............      136,184
Registration fees ...........................      112,932
Professional fees ...........................       61,713
Shareholder reports and notices .............       43,689
Organizational expenses .....................       33,970
Custodian fees ..............................       23,016
Trustees' fees and expenses .................       13,387
Other .......................................        4,358
                                              ------------
  TOTAL EXPENSES ............................    2,937,591
                                              ------------
  NET INVESTMENT INCOME .....................    3,418,094
                                              ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain ...........................    9,339,981
Net change in unrealized appreciation  ......   15,015,576
                                              ------------
  NET GAIN ..................................   24,355,557
                                              ------------
NET INCREASE ................................  $27,773,651
                                              ============

------------

* Class A, Class B and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE YEAR      FOR THE YEAR
                                                        ENDED             ENDED
                                                  JANUARY 31, 1998*  JANUARY 31, 1997
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ...........................    $  3,418,094      $  1,873,391
Net realized gain ...............................       9,339,981         2,814,299
Net change in unrealized appreciation ...........      15,015,576         6,423,885
                                                     ------------      ------------
  NET INCREASE ..................................      27,773,651        11,111,575
                                                     ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
 Class A shares .................................          (5,489)          --
 Class B shares .................................        (718,055)          --
 Class C shares .................................      (2,548,813)       (1,821,421)
 Class D shares .................................            (235)          --
Net realized gain
 Class A shares .................................         (10,635)          --
 Class B shares .................................      (2,320,188)          --
 Class C shares .................................      (4,770,925)       (1,797,082)
 Class D shares .................................            (540)          --
                                                     ------------      ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS .............     (10,374,880)       (3,618,503)
                                                     ------------      ------------
Net increase from transactions in shares of
 beneficial interest ............................      46,353,274        64,326,927
                                                     ------------      ------------
  NET INCREASE ..................................      63,752,045        71,819,999
NET ASSETS:
Beginning of period .............................     119,415,987        47,595,988
                                                     ------------      ------------
  END OF PERIOD
  (Including undistributed net investment income
   of $448,903 and $258,337, respectively)  .....    $183,168,032      $119,415,987
                                                     ============      ============

------------

* Class A, Class B and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Balanced Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth with reasonable current income. The Fund seeks to achieve its objective by investing in common stock of companies which have a record of paying dividends and have the potential for increasing dividends, securities convertible into common stock and in investment grade fixed income securities. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were acquired in exchange for shares of Funds for which Dean Witter InterCapital Inc. serves as Investment Manager ("Dean Witter Funds") offered with either a front-end sales charge or a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, designated as Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a Dean Witter Fund sold with a front-end sales charge, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class A shares and shares held prior to July 28, 1997 which were acquired in exchange for shares of a Dean Witter Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital, Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $171,000, of which approximately $141,000, have been reimbursed. The balance was absorbed by the Investment Manager. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $176,304 at January 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended January 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.99%, respectively.

The Distributor has informed the Fund that for the period ended January 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $51,279 and $5,568, respectively and received $12,635 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1998 aggregated $84,870,889 and $43,891,089, respectively. Included in the

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

aforementioned are purchases and sales of U.S. Government securities in the amount of $36,454,868 and $13,022,410, respectively.

For the period May 31, 1997 through January 31, 1998, the Fund incurred brokerage commissions of $1,225 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund.

For the year ended January 31, 1998, the Fund incurred brokerage commissions of $44,206, with DWR for portfolio transactions executed on behalf of the Fund. At January 31, 1998, the Fund's receivable for investments sold included unsettled trades with DWR of $631,654.

Dean Witter Trust FSB, an affiliate of the Investment Manager and
Distributor, is the Fund's transfer agent. At January 31, 1998 the Fund had transfer agent fees and expenses payable of approximately $1,200.

5. FEDERAL INCOME TAX STATUS

As of January 31, 1998, the Fund had permanent book/tax differences attributable to nondeductible organizational expenses. To reflect reclassifications arising from these differences, paid-in-capital was charged and accumulated undistributed net investment income was credited $45,064.

6. SUBSEQUENT EVENT

As of the close of business on March 13, 1998, the Fund acquired all the net assets of TCW Balanced Fund ("Balanced") pursuant to a plan of reorganization approved by the shareholders of Balanced on February 26, 1998. The acquisition was accomplished by a tax-free exchange of 4,134 Class A shares of the Fund at a net asset value of $15.63 per share for 4,970 Class A shares of Balanced, 714,438 Class B shares of the Fund at a net asset value of $15.60 per share for 857,985 Class B shares of Balanced; and 5,421,407 Class C shares of the Fund at a net asset value of $15.60 per share for 6,505,688 Class C shares of Balanced. The net assets of the Fund and Balanced immediately before the acquisition were $195,384,041 and $95,754,859, respectively, including unrealized appreciation of $23,251,296 for Balanced. Immediately after the acquisition, the combined net assets of the Fund amounted to $218,635,337.

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1998, continued

7. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                      FOR THE YEAR                  FOR THE YEAR
                                                          ENDED                         ENDED
                                                    JANUARY 31, 1998+             JANUARY 31, 1997
                                              ----------------------------- -----------------------------
                                                  SHARES         AMOUNT         SHARES         AMOUNT
                                              ------------- --------------  ------------- --------------
CLASS A SHARES*
Sold                                                46,655    $    683,770        --             --
Reinvestment of dividends and distributions            786          11,607        --             --
Redeemed                                           (36,416)       (550,341)       --             --
                                              ------------- --------------  ------------- --------------
Net increase - Class A                              11,025         145,036        --             --
                                              ------------- --------------  ------------- --------------
CLASS B SHARES*
Sold                                             1,248,350      18,499,860        --             --
Reinvestment of dividends and distributions        128,246       1,890,315        --             --
Redeemed                                          (804,817)    (11,954,345)       --             --
                                              ------------- --------------  ------------- --------------
Net increase - Class B                             571,779       8,435,830        --             --
                                              ------------- --------------  ------------- --------------
CLASS C SHARES
Sold                                             4,677,752      64,189,834     8,783,556    $108,772,818
Reinvestment of dividends and distributions        469,682       6,767,943       258,244       3,243,279
Redeemed                                        (2,419,792)    (33,201,717)   (3,853,609)    (47,689,170)
                                              ------------- --------------  ------------- --------------
Net increase - Class C                           2,727,642      37,756,060     5,188,191      64,326,927
                                              ------------- --------------  ------------- --------------
CLASS D SHARES*
Sold                                                 1,061          15,573        --             --
Reinvestment of dividends and distributions             53             775        --             --
                                              ------------- --------------  ------------- --------------
Net increase - Class D                               1,114          16,348        --             --
                                              ------------- --------------  ------------- --------------
Net increase in Fund                             3,311,560    $ 46,353,274     5,188,191    $ 64,326,927
                                              ============= ==============  ============= ==============

------------
+ On July 28, 1997, 12,362 shares representing $181,608 were transferred to Class A and 4,330,616 shares representing $63,616,743 were transferred to Class B.
*     For the period July 28, 1997 (issue date) through January 31, 1998.

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                 FOR THE PERIOD
                                              FOR THE YEAR        FOR THE YEAR   MARCH 28, 1995*
                                                  ENDED              ENDED           THROUGH
                                         JANUARY 31, 1998***++ JANUARY 31, 1997  JANUARY 31, 1996
---------------------------------------- --------------------- ----------------  ----------------
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....        $13.01              $11.92           $10.00
                                          -------------------- ----------------  ----------------
Net investment income....................          0.32                0.25             0.31
Net realized and unrealized gain  .......          2.23                1.33             1.88
                                          -------------------- ----------------  ----------------
Total from investment operations ........          2.55                1.58             2.19
                                          -------------------- ----------------  ----------------
Less dividends and distributions from:
 Net investment income ..................         (0.30)              (0.27)           (0.27)**
 Net realized gains .....................         (0.60)              (0.22)            --
                                          -------------------- ----------------  ----------------
Total dividends and distributions .......         (0.90)              (0.49)           (0.27)
                                          -------------------- ----------------  ----------------
Net asset value, end of period...........        $14.66              $13.01           $11.92
                                          ==================== ================  ================
TOTAL INVESTMENT RETURN+ ................         19.82%              13.44%           22.13%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................          1.87%               1.92%(3)         --  %(2)(3)
Net investment income....................          2.18%               2.31%(3)         4.25%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands        $110,909            $119,416          $47,596
Portfolio turnover rate..................            28%                 16%               2%(1)
Average commission rate paid ............       $0.0535             $0.0516             --

------------
*      Commencement of operations.
**     Includes a capital gain distribution of $0.004.
*** Prior to July 28, 1997, the fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were acquired in exchange for shares of Funds for which Dean Witter InterCapital Inc. serves as Investment Manager ("Dean Witter Funds") offered with either a front-end sales charge or a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, have been designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a Dean Witter Fund sold with a front-end sales charge, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class A shares and shares held prior to July 28, 1997 which were acquired in exchange for shares of a Dean Witter Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Investment Manager had not reimbursed expenses and waived the management fee, the annualized expense and net investment income ratios would have been 1.95% and 2.28%, respectively, for the year ended January 31, 1997 and 2.42% and 1.83%, respectively, for the period ended January 31, 1996.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS, continued

                                           FOR THE PERIOD
                                           JULY 28, 1997*
                                              THROUGH
                                         JANUARY 31, 1998++
---------------------------------------  -----------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...      $14.69
                                         ---------------
Net investment income...................        0.21
Net realized and unrealized gain  ......        0.50
                                         ---------------
Total from investment operations .......        0.71
                                         ---------------
Less dividends and distributions from:
 Net investment income .................       (0.21)
 Net realized gains ....................       (0.51)
                                         ---------------
Total dividends and distributions ......       (0.72)
                                         ---------------
Net asset value, end of period..........      $14.68
                                         ===============
TOTAL INVESTMENT RETURN+ ...............        4.77%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................        1.12%(2)
Net investment income...................        2.84%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................        $343
Portfolio turnover rate.................          28%
Average commission rate paid ...........     $0.0535
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...      $14.69
                                         ---------------
Net investment income...................        0.16
Net realized and unrealized gain  ......        0.49
                                         ---------------
Total from investment operations .......        0.65
                                         ---------------
Less dividends and distributions from:
 Net investment income .................       (0.16)
 Net realized gains ....................       (0.51)
                                         ---------------
Total dividends and distributions ......       (0.67)
                                         ---------------
Net asset value, end of period..........      $14.67
                                         ===============
TOTAL INVESTMENT RETURN+ ...............        4.38%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................        1.86%(2)
Net investment income...................        2.14%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $71,900
Portfolio turnover rate.................          28%
Average commission rate paid ...........     $0.0535

------------
* The date the shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class C to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS, continued

                                           FOR THE PERIOD
                                           JULY 28, 1997*
                                              THROUGH
                                         JANUARY 31, 1998++
---------------------------------------  -----------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...      $14.69
                                         ---------------
Net investment income...................        0.24
Net realized and unrealized gain  ......        0.48
                                         ---------------
Total from investment operations .......        0.72
                                         ---------------
Less dividends and distributions from:
 Net investment income .................       (0.22)
 Net realized gains ....................       (0.51)
                                         ---------------
Total dividends and distributions ......       (0.73)
                                         ---------------
Net asset value, end of period..........      $14.68
                                         ===============
TOTAL INVESTMENT RETURN+ ...............        4.88%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................        0.86%(2)
Net investment income...................        3.08%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................         $16
Portfolio turnover rate.................          28%
Average commission rate paid ...........     $0.0535

------------
*      The date the shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER BALANCED GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Balanced Growth Fund (the "Fund") at January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
March 10, 1998

DEAN WITTER BALANCED GROWTH FUND
FEDERAL TAX NOTICE

                           1998 FEDERAL TAX NOTICE

For the year ended January 31, 1998, the Fund paid to shareholders the following per share amounts from long-term capital gains. These distributions are taxable as 28% rate gains or 20% rate gains, as indicated below:

                                                                PER SHARE
                                                -----------------------------------------
                                                 CLASS A    CLASS B   CLASS C    CLASS D
                                                --------- ---------  --------- ---------
Portion of long-term capital gains taxable as:
 28% rate gain ................................   $0.11      $0.11     $0.19      $0.11
 20% rate gain ................................    0.38       0.38      0.38       0.38
                                                --------- ---------  --------- ---------
Total long-term capital gains .................   $0.49      $0.49     $0.57      $0.49
                                                ========= =========  ========= =========

For the year ended January 31, 1998, 64.12% of the income dividends qualified for the dividends received deduction available to corporations.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Bance
Vice President

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
BALANCED
GROWTH FUND

[GRAPHIC: SAXOPHONE]
ANNUAL REPORT
JANUARY 31, 1998